SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                        Date of Report: November 10, 2008
                        (Date of earliest event reported)


                             HERLEY INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)


    Delaware                       0-5411                         23-2413500
(State or other                  (Commission                     (IRS Employer
 jurisdiction of                 File Number)                    Identification
 incorporation)
   Number)


101 North Pointe Boulevard, Lancaster, Pennsylvania                17601-4133
--------------------------------------------------------------------------------
Address of principal executive offices)                            (Zip Code)



Registrant's telephone number including area code                (717) 735-8117
                                                                 ---------------


              ----------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4c under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01   Entry into a Material Definitive Agreement

     On November 10, 2008, the Company sold all of the outstanding capital stock of its subsidiary, Innovative Concepts, Inc., to Elbit Systems of America, LLC, which is a wholly owned subsidiary of Elbit Systems Ltd., of Haifa, Israel, in a $15 million all cash transaction. Elbit Systems of America, LLC is a leading provider of high performance products and system solutions, focusing on the defense, homeland security, commercial aviation and medical instrumentation markets.


Item 9.01 Financial Statements and Exhibits

        (d) Exhibits

     10.1 Stock Purchase Agreement dated as of September 18, 2008 among Elbit Systems of America, LLC, Innovative Concepts, Inc., Herley Industries, Inc. and ICI Acquisition Corp.

                                   Signatures
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   HERLEY INDUSTRIES, INC.


                                   By:   /s/ Myron Levy
                                       -----------------------------------------
                                             Myron Levy
                                       Chairman and Chief Executive Officer

Dated:   November 11, 2008